Exhibit 99.2
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January  2006
2005 Earnings Webcast

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# 2 / January  2006
Safe Harbor Regarding
Forward Looking Statements
     This release contains forward-looking information concerning future events and information about National Penn Bancshares, Inc. and Nittany Financial
Corporation and the combined operations of National Penn Bancshares and
Nittany Financial after the completion of the transactions described in the release that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.
Actual results, including but not limited to, National Penn Bancshares and
Nittany Financial’s business and operations, as well as their combined business and operations following the completion of the transactions described in the release, could differ materially.  Such differences may be due to, but are not limited to, deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; potential difficulties in establishing and maintaining operations in new markets; technological changes; reputational risks; and other risks and uncertainties discussed in National Penn’s reports filed from time to time with the Securities and Exchange Commission, which are incorporated herein by reference.  National Penn and Nittany Financial caution you not to place undue reliance on these statements.  National Penn nor Nittany Financial undertake no obligation to publicly release or update any of these statements.

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# 3 / January  2006
Additional Information and Where To Find It
National Penn Bancshares intends to file a registration statement on Form S-4 in connection with the transaction, and Nittany Financial intends to mail a proxy statement/prospectus to its shareholders in connection with the transaction.  Investors and security holders of Nittany Financial are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about
National Penn Bancshares, Nittany Financial, and the transaction.  Investors and security holders may obtain a free copy of the proxy statement/ prospectus (when it is available) at the SEC's web site at www.sec.gov.
A free copy of the proxy statement/prospectus may also be obtained from National Penn Bancshares or
Nittany Financial.  You may direct such a request to either of the following persons:
Sandra L. Spayd, Corporate Secretary                                               David Z. Richards Jr., President and CEO
National Penn Bancshares, Inc.                                                                Nittany Financial Corporation
Philadelphia and Reading Avenues                                                         116 East College Ave
Boyertown, PA  19512                                                                                    State College, PA 16801
(610) 369-6202                                                                                                   (814) 238-5724
National Penn Bancshares, Nittany Financial and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Nittany Financial in favor of the transaction.  Information regarding the interests of these officers and directors in the transaction will be included in the proxy statement/prospectus.
In addition to the registration statement on Form S-4 to be filed by National Penn Bancshares in connection with the transaction, and the proxy statement/prospectus to be mailed to the shareholders of Nittany
Financial in connection with the transaction, each of National Penn Bancshares and Nittany Financial file annual, quarterly and current reports, proxy and information statements and other information with the SEC.
Investors may read and copy any of these reports, statements and other information at the SEC's public reference rooms located at 100 F Street, N.E., Washington, D.C., 20549, or any of the SEC's other public reference rooms located in New York and Chicago.  Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms.  The reports, statements and other information filed by
National Penn Bancshares and Nittany Financial with the SEC are also available for free at the SEC's Web site at www.sec.gov.  A free copy of these reports, statements and other information may also be obtained from National Penn Bancshares or Nittany Financial.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the
Securities Act of 1933, as amended.

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# 4 / January  2006
Overview
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Assets $ 4.60 Billion
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Deposits $ 3.31 Billion
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Loans $ 3.05 Billion
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Equity $ 444.9 Million

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# 5 / January  2006
         12/31/2005         12/31/2004*
Net Income              $16.3 million           $10.6 million                  +  53.8%
Diluted EPS             $ 0.37                       $ 0.24                              +  54.2%
Cash Dividends       $ 0.17                       $ 0.15                              + 13.3%
* Restated to include 5 for 4 stock splits paid September 30, 2005
Financial Highlights
4Q2005

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# 6 / January  2006
*Restated to include 5 for 4 stock splits paid September 30, 2005
      12/31/2005              12/31/2004*
Net Income                 $ 59.8 million               $ 47.9 million              + 24.8%
Diluted EPS                $ 1.36                            $ 1.15                           + 18.3%
Cash Dividends          $ 0.65                            $ 0.62                           +   4.8%
ROE                      13.7%                      13.2%
ROA                      1.31%                     1.20%
Financial Highlights
Year-to-Date